UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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[ ]	Definitive Proxy Statement
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[ ]	Soliciting Material under Rule 14a-12

JAMES ADVANTAGE FUNDS

(Name of Registrant as Specified In Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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JAMES ADVANTAGE FUNDS

James Aggressive Allocation Fund

James Balanced: Golden Rainbow Fund

James Micro Cap Fund

James Small Cap Fund

May [7], 2019

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders of the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (each, a “Fund” and collectively, the “Funds”), each a series of the James Advantage Funds (the “Trust”), at a meeting to be held on [June 27], 2019 (the “Meeting”). During the Meeting, the shareholders of each Fund will vote separately on a proposal to approve a new investment advisory agreement (each, a “New Agreement” and collectively, the “New Agreements”) with respect to each Fund and James Investment Research, Inc. (“JIR”).

On March 13, 2019 Dr. Frank E. James Jr., who indirectly owned a controlling interest in the Adviser through the Frank E. James Jr. Trust, passed away. As a result of his passing, Dr. James' spouse became the sole trustee of the Frank E. James Jr. Trust. Dr. James’ three adult sons were added as additional trustees to the Frank E. James Jr. Trust on April 23, 2019. Each of these events constituted a change of control of JIR, and automatically terminated the current investment advisory agreement for each Fund. In connection with these events, the Board adopted interim agreements that will be in effect until August 11, 2019.

On March 25, 2019, the Board approved and recommended to each Fund’s shareholders that they approve the New Agreement for that Fund.

No Fund’s investment objectives or investment strategies will change as a result of either Change of Control. The investment advisory personnel of JIR who provide services to each Fund are expected to remain the same.

To provide for continuity in the investment management of the Funds, you are being asked to approve each applicable New Agreement with JIR. Under the terms of the New Agreements, JIR will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, for the same fee rates that are currently in effect.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-208-8903.

Very truly yours,

/s/ Barry James

Barry James
President of James Advantage Funds

JAMES ADVANTAGE FUNDS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held on

[June 27], 2019

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (each a “Fund” and collectively, the “Funds”), each a series of James Advantage Funds (the “Trust”), will be held in the offices of the Trust, at 1349 Fairground Road, Xenia, Ohio 45385, on [June 27], 2019 at 11:00 a.m. Eastern time.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.	(For each Fund) To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and James Investment Research, Inc. (“JIR” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Funds as of the close of business on [May 1], 2019 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Funds, or by voting in person at the Meeting.

Proposal:

James Investment Research, Inc. (“JIR”), the investment adviser for each series of the James Advantage Funds (the “Trust”) is owned by the Frank E. James, Jr. Trust (the “Dr. James Trust”). Until March 13, 2019, the sole trustee of the Dr. James Trust was Frank E. James, Jr. (“Dr. James”).

On March 13, 2019, Dr. James passed away, and under the Dr. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust (the “Initial Change of Control”).

The passage of control of the Dr. James Trust to Ms. James constituted a “change of control” for the purpose of the Investment Company Act of 1940 (the “1940 Act”). This “change of control” constituted an “assignment,” as such term is understood under the 1940 Act, of each current advisory agreement between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (the “Current Agreements”). Under the 1940 Act and the terms of the Current Agreements, this “assignment” automatically terminated each advisory agreement.

On March 25, 2019, the Board of Trustees (the “Board”) met in-person to approve interim investment advisory agreements between the Trust, on behalf of each Fund, and JIR (the “Interim Advisory Agreements”), to replace each terminated Current Agreement, on an interim basis.

On April 1, 2019, at an in-person Board meeting, the Board of Trustees approved amended and restated interim investment advisory agreements (the “Amended & Restated Interim Agreements”) for each Fund to become effective upon the appointment of Dr. James’ three adult children as additional trustees of the Dr. James Trust (the “Subsequent Change of Control” together with the Initial Change of Control, the “Changes of Control”).

On April 23, 2019, these appointments occurred (the “Subsequent Change of Control Date”), and constituted a separate “change of control” under the 1940 Act.

The Interim Advisory Agreement went into effect on the Initial Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s new investment advisory agreement with respect to each Fund and JIR (each, a “New Agreement” and collectively, the “New Agreements”), whichever occurs first. Except for the effective date and termination provisions, each Interim Agreement contains the same terms and conditions as that Fund’s Current Agreement.

Each Fund’s Amended & Restated Interim Agreements went into effect on the Subsequent Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s New Agreement, whichever occurs first. Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Amended & Restated Interim Agreements contain the same terms as each Fund’s Interim Agreement.

In addition to these interim agreements, on March 25, 2019, the Board approved and recommended to each Fund’s shareholders that they approve the New Agreement for that Fund.

No Fund’s investment objectives or investment strategies will change as a result of either Change of Control. The investment advisory personnel of JIR who provide services to each Fund are expected to remain the same.

To provide for continuity in the investment management of the Funds, you are being asked to approve each applicable New Agreement with JIR. Under the terms of the New Agreements, JIR will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, for the same fees that are currently in effect.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of James Advantage Funds,
on behalf of the Funds

/s/Brian Shepardson

Brian Shepardson
Secretary

May [7], 2019

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on [June 27], 2019 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.okapivote.com/jamesfunds. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-208-8903. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of each Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with each Fund’s annual report. You may request a copy of the annual report by calling 1-800-99JAMES (1-800-995-2637) or by visiting the Funds’ website at www.jamesfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposal. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and James Investment Research, Inc. (“JIR” or the “Adviser”) (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in one or more of the Funds and have the right to vote on this very important proposal concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. JIR has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Funds as of the close of business on [May 1], 2019 (the “Record Date”), you are entitled to vote with respect to the proposal.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 1349 Fairground Road, Xenia, Ohio 45385, on [June 27], 2019 at 11:00 a.m. Eastern time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposal?

A. The Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Funds, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of each Fund’s annual or semi-annual report?

A. Copies of the latest annual or semi-annual report(s) for the Funds are available on the Funds’ website at jamesfunds.com, by calling 1-800-99JAMES (1-800-995-2637), or by writing to ALPS Fund Services, Inc., P.O. Box 786, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-208-8903.

Proposal:

Q. What is happening?

A. James Investment Research, Inc. (“JIR”), the investment adviser for each series of the James Advantage Funds (the “Trust”) is owned by the Frank E. James, Jr. Trust (the “Dr. James Trust”). Until March 13, 2019, the sole trustee of the Dr. James Trust was Frank E. James, Jr. (“Dr. James”).

On March 13, 2019, Dr. James passed away, and under the Dr. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust (the “Initial Change of Control”).

The passage of control of the Dr. James Trust to Ms. James constituted a “change of control” for the purpose of the Investment Company Act of 1940 (the “1940 Act”). This “change of control” constituted an “assignment,” as such term is understood under the 1940 Act, of each current advisory agreement between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (the “Current Agreements”). Under the 1940 Act and the terms of the Current Agreements, this “assignment” automatically terminated each advisory agreement.

On March 25, 2019, the Board of Trustees (the “Board”) met in-person to approve interim investment advisory agreements between the Trust, on behalf of each Fund, and JIR (the “Interim Advisory Agreements”), to replace each terminated Current Agreement, on an interim basis.

On April 1, 2019, at an in-person Board meeting, the Board of Trustees approved amended and restated interim investment advisory agreements (the “Amended & Restated Interim Agreements”) for each Fund to become effective upon the appointment of Dr. James’ three adult children as additional trustees of the Dr. James Trust (the “Subsequent Change of Control” together with the Initial Change of Control, the “Changes of Control”).

On April 23, 2019, these appointments occurred (the “Subsequent Change of Control Date”), and constituted a separate “change of control” under the 1940 Act.

The Interim Advisory Agreement went into effect on the Initial Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s new investment advisory agreement with respect to each Fund and JIR (each, a “New Agreement” and collectively, the “New Agreements”), whichever occurs first. Except for the effective date and termination provisions, each Interim Agreement contains the same terms and conditions as that Fund’s Current Agreement.

Each Fund’s Amended & Restated Interim Agreements went into effect on the Subsequent Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s New Agreement, whichever occurs first. Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Amended & Restated Interim Agreements contain the same terms as each Fund’s Interim Agreement.

In addition to these interim agreements, on March 25, 2019, the Board approved and recommended to each Fund’s shareholders that they approve the New Agreement for that Fund.

To provide for continuity in the investment management of the Funds, you are being asked to approve each applicable New Agreement with JIR. Under the terms of the New Agreements, JIR will continue to provide investment advisory services to the Funds subject to the oversight of the Board of Trustees, for the same fees that are currently in effect.

Q. How will the Changes of Control or the approval of New Advisory Agreements affect me as a Fund Shareholder?

A. No Fund’s investment objectives or investment strategies will change as a result of the approval of the New Advisory Agreements or either Change of Control, and you will still own the same shares in each Fund. The terms of the New Advisory Agreements are the same as the Current Advisory Agreement in all material respects except that there will be a new commencement date and initial term.

If approved by the shareholders, the New Advisory Agreements will have an initial two-year term and will be subject to annual renewal thereafter. The JIR portfolio managers who currently manage the Funds will continue to manage the Funds under the New Advisory Agreements.

Q. Will there be any changes to the fee rates payable to the Adviser?

A. The advisory fee rates payable to JIR will remain the same as under the Current Advisory Agreement.

Q. Will there be any changes to the Funds’ portfolio managers?

A. The Funds’ portfolio managers will remain the same immediately following both the Initial and Subsequent Change of Control Dates.

Q. Will the Funds’ names change as a result of the Changes of Control?

A. No Fund’s name will change as a result of the Changes of Control.

Q. Has the Board of Trustees approved the New Advisory Agreements and how do the Trustees of the Funds recommend that I vote?

A. The Board of Trustees unanimously approved the New Advisory Agreements at a meeting held on March 25, 2019, and recommended that you vote FOR the Proposal.

Q. What will happen if shareholders of the Funds do not approve the New Advisory Agreements?

A. If a Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

JAMES ADVANTAGE FUNDS

James Aggressive Allocation Fund

James Balanced: Golden Rainbow Fund

James Micro Cap Fund

James Small Cap Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on [June 27], 2019

1349 Fairground Road

Xenia, Ohio 45385

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of James Advantage Funds (the “Trust”), on behalf of the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (each a “Fund”, and collectively the “Funds”), each a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of the Trust, at 1349 Fairground Road, Xenia, Ohio 45385, on [June 27], 2019 at 11:00 a.m. Eastern time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds via the mailing on or about May [7], 2019 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, electronic mail, telephone or personal interview (i) by officers and Trustees of the Funds, (ii) by officers, employees and agents of the Funds’ investment adviser, James Investment Research, Inc. (“JIR” or the “Adviser”) and/or its affiliates, (iii) by officers, employees and agents of the Funds’ administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (iv) Okapi Partners LLC, the Funds’ proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, mail, electronic mail or other electronic means.

At the Meeting, each Fund’s shareholders will be asked to act upon the following:

1.	(For each Fund) To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and JIR (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees has set the close of business on [May 1], 2019 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all classes of the Funds will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
James Aggressive Allocation Fund
James Balanced: Golden Rainbow Fund
James Micro Cap Fund
James Small Cap Fund

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
General Overview
Evaluation by the Board

Information about Other Service Providers
General Information
Voting Information
Exhibit A: Forms of New Advisory Agreements
Exhibit B: Data Regarding Current and New Advisory Agreement

GENERAL OVERVIEW

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

The Changes of Control

James Investment Research, Inc. (“JIR”), the investment adviser for each series of the James Advantage Funds (the “Trust”) is owned by the Frank E. James, Jr. Trust (the “Dr. James Trust”). Until March 13, 2019, the sole trustee of the Dr. James Trust was Frank E. James, Jr. (“Dr. James”).

On March 13, 2019, Dr. James passed away, and under the Dr. James Trust Agreement, Dr. James’ spouse became the sole trustee of the Dr. James Trust (the “Initial Change of Control”).

The passage of control of the Dr. James Trust to Ms. James constituted a “change of control” for the purpose of the Investment Company Act of 1940 (the “1940 Act”). This “change of control” constituted an “assignment,” as such term is understood under the 1940 Act, of each current advisory agreement between the Adviser and the Trust, with respect to the James Aggressive Allocation Fund, the James Balanced: Golden Rainbow Fund, the James Micro Cap Fund and the James Small Cap Fund (the “Current Agreements”). Under the 1940 Act and the terms of the Current Agreements, this “assignment” automatically terminated each advisory agreement.

On March 25, 2019, the Board of Trustees (the “Board”) met in-person to approve interim investment advisory agreements between the Trust, on behalf of each Fund, and JIR (the “Interim Advisory Agreements”), to replace each terminated Current Agreement, on an interim basis.

On April 1, 2019, at an in-person Board meeting, the Board of Trustees approved amended and restated interim investment advisory agreements (the “Amended & Restated Interim Agreements”) for each Fund to become effective upon the appointment of Dr. James’ three adult children as additional trustees of the Dr. James Trust (the “Subsequent Change of Control” together with the Initial Change of Control, the “Changes of Control”).

On April 23, 2019, these appointments occurred (the “Subsequent Change of Control Date”), and constituted a separate “change of control” under the 1940 Act.

The Interim Advisory Agreement went into effect on the Initial Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s new investment advisory agreement with respect to each Fund and JIR (each, a “New Agreement” and collectively, the “New Agreements”), whichever occurs first. Except for the effective date and termination provisions, each Interim Agreement contains the same terms and conditions as that Fund’s Current Agreement.

Each Fund’s Amended & Restated Interim Agreements went into effect on the Subsequent Change of Control Date and will remain in effect until (i) 150 days from the date of the Initial Change of Control or (ii) the date the Fund’s shareholders approve the Fund’s New Agreement, whichever occurs first. Except for certain additional provisions required by Rule 15a-4 under the 1940 Act, including a requirement to escrow the Adviser’s fees during the interim period, the Amended & Restated Interim Agreements contain the same terms as each Fund’s Interim Agreement.

In addition to these interim agreements, on March 25, 2019, the Board approved and recommends to each Fund’s shareholders that they approve the New Agreement for that Fund.

New Advisory Agreements

To provide for continuity in the operation of the Funds, and to enable the Funds to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreements. Under the New Agreements, JIR will continue to provide investment advisory services subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Agreements and for the same fees that are currently in effect.

No Fund’s investment objectives or investment strategies will change as a result of either Change of Control. The investment advisory personnel of JIR who provide services to the Funds will remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or JIR (the “Independent Trustees”), have continued to serve on the Board of Trustees (the “Board”) following the Initial Change of Control, and are expected to continue to serve on the Board following the Subsequent Change of Control Date. The Board will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Funds. JIR is not proposing any changes to these existing service providers at this time.

Shareholders of the Funds are being asked to approve the New Advisory Agreements between the Trust, on behalf of each respective Fund, and JIR. Approval of the New Advisory Agreements is being sought so that the operation of the Funds can continue without interruption.

Board Approval and Recommendation

During its meeting on March 25, 2019, the Board of Trustees considered various factors relating to each Change of Control and the New Advisory Agreements. In connection with such meeting, the Board reviewed certain information provided by JIR at the Board’s request. During its April 1, 2019 meeting, the Board of Trustees considered additional information with respect to the Subsequent Change of Control.

On March 25, 2019, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Advisory Agreements and (ii) unanimously recommended that Shareholders of the Funds approve the New Advisory Agreements. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Advisory Agreements

The forms of the New Agreements are set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Funds:

●	the date of the Current Advisory Agreement;

●	the date on which the Current Advisory Agreements were last approved by the Board;

●	the aggregate amount of JIR’s advisory fee and the amount and purpose of any other payments by the Funds or JIR, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended June 30, 2018;

●	whether JIR has waived, reduced or otherwise agreed to reduce its compensation with respect to the Funds under any applicable contract.

Except as described below, the terms of the New Advisory Agreements are the same in all material respects except that there will be a new initial term. The Current Agreements were renewed by the Board of Trustees on February 20, 2019.

Services Provided

Under the terms of the Current Advisory Agreements, JIR serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, JIR provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Generally, JIR determines from time to time what securities and other investments will be purchased, retained or sold by the Funds, and provides such services for the Funds in accordance with the Funds’ investment objectives, policies, and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

JIR’s responsibilities and obligations under each of the New Advisory Agreements for the Funds will be substantively identical to those under the Current Advisory Agreements.

Compensation

Fund	Fee Rates (annualized rate)
James Aggressive Allocation Fund	(a) at the annual rate of 0.98% of the average value of its net daily assets for assets up to and including $500 million, (b) at an annual rate of 0.95% of the average value of its daily net assets over $500 million up to and including $1 billion, (c) at an annual rate of 0.90% of the average daily net assets over $1 billion up to and including $2 billion, and (d) at an annual rate of 0.85% of the average value of its daily net assets over $2 billion.
James Balanced: Golden Rainbow Fund	(a) at the annual rate of 0.74% of the average value of its daily net assets for assets up to and including $500 million, (b) at the annual rate of 0.70% of the average value of its daily net assets for assets over $500 million up to and including $1 billion, (c) at the annual rate of 0.65% of the average value of its daily net assets for assets over $1 billion up to and including $2 billion, and (d) at the annual rate of 0.60% of the average value of its daily net assets for assets over $2 billion.
James Micro Cap Fund	(a) (i) at the annual rate of 1.50% of the average value of its daily net assets for assets up to and including $500 million, and (ii) at the annual rate of 1.45% of the average value of its daily net assets for assets over $500 million; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund.
James Small Cap Fund	(a) (i) at the annual rate of 1.25% of the average value of its daily net assets for assets up to and including $500 million, (ii) at the annual rate of 1.20% of the average value of its daily net assets for assets over $500 million up to and including $1 billion, (iii) at the annual rate of 1.15% of the average value of its daily net assets for assets over $1 billion up to and including $2 billion, and (iv) at the annual rate of 1.10% of the average value of its daily net assets for assets over $2 billion; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund.

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

The advisory fee rates payable to JIR under the New Advisory Agreements will be identical to the fee rates payable by each Fund under its respective Current Advisory Agreement.

Liability of JIR

Under the terms of each Current Advisory Agreement, JIR assumes no responsibility under this Agreement other than to render the services called for under the Agreement. JIR is not to be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. JIR has no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by JIR for inclusion in the registration statement.

Term and Termination

Each Current Advisory Agreement provides that it shall remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b) JIR may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Funds; and

(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder),

In the event of the assignment of the Current Advisory Agreements, JIR shall notify the Trust on behalf of the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with JIR.

The New Advisory Agreements will have a new commencement date, and otherwise will be substantively identical to the Current Advisory Agreements with respect to each Fund. The commencement date of the New Advisory Agreements is expected to be the date such agreement is approved by the Shareholders of each Fund.

Portfolio Management

Each Fund’s portfolio managers remained the same following the Initial Change of Control, and will remain the same immediately following the Subsequent Change of Control Date.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least a majority of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

Assuming a quorum is present, approval of the Proposal separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Funds, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Funds present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

Effect if the Proposal is Not Approved

The New Advisory Agreements will take effect for each Fund whose shareholders cast the requisite vote in favor of the proposal because the approval of the proposal by a Fund is not contingent on the approval of the proposal by any other Fund. If a Fund does not cast the requisite vote in favor of the proposal, the Board may consider all other available options, including without limitation, liquidating one or more of the Funds.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL

***

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations for the New Agreements

On March 25, 2019 and April 1, 2019, the Board of Trustees met to evaluate, among other things, the Initial and Subsequent Change of Control, JIR, and to determine whether approving the New Agreements was in the best interests of each Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of each of the New Agreements, the Board and its counsel reviewed materials originally furnished in connection with the Board’s meeting held February 20, 2019 related to the annual review of each Fund’s Current Agreement, as well as updated information provided by JIR; communicated with senior representatives of JIR regarding its personnel, operations and financial condition. The Board also discussed the Changes of Control, as well as the New Agreements, and considered their possible effects on each Fund and its shareholders.

During these meetings, the representatives of JIR indicated their belief that the Changes of Control would not adversely affect (i) the continued operation of any Fund; or (ii) the capability of JIR to continue to provide the same level of advisory services to any Fund. Those representatives indicated that they believed that the Changes of Control may provide certain benefits to a Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Agreement with respect to a Fund, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from JIR that the way each Fund’s assets are managed will not change in any material manner, that the personnel who currently manage each Fund’s assets will continue to do so after each of the Changes of Control, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of each New Agreement, including the fees payable by each Fund, are substantively identical to the material terms of the respective Current Agreements;

(iii) the history, reputation, qualifications and background of JIR and their key personnel;

(iv) the fact that Fund shareholders will not bear any costs relating to the Changes of Control, insofar as JIR and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v) information provided by representatives of JIR regarding the anticipated impact of the Changes of Control; and

(vi) other factors described in greater detail below.

Board Consideration of the New Agreements

The 1940 Act requires that the Board of Trustees of each Fund review each Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on March 25, 2019 and as part of the process to consider each New Agreement, legal counsel to the Independent Trustees requested certain information from JIR. In response to these requests, the Independent Trustees received reports from JIR that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts.

At the March 25, 2019 meeting, the Trustees met in person and discussed with representatives from JIR the general plans and intentions regarding each Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of JIR in connection with the Changes of Control, including the anticipated senior management structure. The Independent Trustees met to consider JIR’s recommendations as to the approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of each New Agreement were reasonable and fair and that its approval was in the best interests of each Fund and its shareholders.

In voting to approve the New Agreements, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Management Agreements. The Board reviewed certain background materials supplied by the Adviser, including its organizational structure and Form ADV.

The Board reviewed and considered information regarding the Adviser’s investment advisory personnel, its history as an asset manager and its performance, and the amount of assets currently under management by Adviser and its affiliated investment adviser. The Board also took into account the research and decision-making processes used by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of each Fund. The Board noted that the Adviser continues to primarily rely on in-house research when making its investment decisions for each Fund.

The Board considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds, and discussing the recent changes to the Fund officers in light of Mr. Mangan’s (the former Senior Vice President of the Adviser and former Vice President, Secretary and Chief Financial Officer of the Trust) retirement and the new roles for Ms. Broerman (the current Chief Financial Officer and Treasurer of the Trust) and Mr. Shepardson (the current Secretary of the Trust).

The Board also reviewed, among other things, the Adviser’s compliance policies generally, including its insider trading policies and procedures and its Code of Ethics.

The Board discussed each Fund’s strategy for investing in other investment companies, such as closed-end mutual funds and exchange-traded funds, to gain exposure to particular investment products, indexes, or foreign market sectors or indices.

Based on the information provided, the Board determined that the nature, extent and quality of services to be provided by the Adviser to each Fund under the applicable New Agreement was adequate and appropriate in light of the needs of such Fund. Based on the information provided, the Board also determined that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of other investment companies owned by the Funds.

Costs of Services Provided: The Board also reviewed the current management fees and net annual operating expense ratios of each Fund, comparing them with the management fees of a peer group of funds with the same, or very similar, investment objectives and strategies. According to the Adviser, each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size, and was in large part, consistent with the peer group that had been used in prior periods and in other similar reports provided to the Trustees from time to time.

The Board noted that all of the Funds, except the James Balanced: Golden Rainbow Fund, have a universal fee structure. Under the universal fee structure, the Adviser generally pays the expenses of the Fund. The Board noted that for the universal fee Funds, it would not be unreasonable for the Adviser to be compensated with a higher management fee relative to the peer group members that do not employ this universal fee structure, and that comparing the universal fee against the net annual operating expense ratios of comparable funds was of analytical value. The Board also reviewed calculations prepared by the Adviser to derive a “net adjusted management fee” for each of the universal fee Funds equal to the universal fee after deduction of all direct non-distribution expenses of the Fund paid by the Adviser. The Board reviewed the comparison of the net adjusted management fee for each Fund relative to the average management fee for its peer group. The Board also reviewed the net annual operating expense ratio for each Fund relative to its peer group, and noted that the James Balanced: Golden Rainbow Fund’s net expense ratio does not reflect an expense waiver.

The Board further noted that some of the funds in the peer groups were one class of a fund that had many classes or were one fund of a much larger fund complex and, thus, could benefit from economies of scale provided by the other classes of such fund or complex. The Board also noted the additional difficulty of comparing the net expense ratios of long-short funds because of their widely differing expense levels for interest expenses, securities sold short, and other similar line items unique to that class of funds.

Based on the information provided, the Board determined that the actual management fee for the James Balanced: Golden Rainbow Fund: Retail Class and the James Balanced: Golden Rainbow Fund: Institutional Class were slightly above their respective peer group averages; and the net adjusted management fee for the James Small Cap Fund and James Micro Cap Fund were above the Funds’ respective peer group averages, while the net adjusted management fee for the James Aggressive Allocation Fund was significantly below its peer group average.

Based on the information provided, the Board also determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Institutional Class was slightly lower than its peer group median expense ratio, and the James Aggressive Allocation Fund was lower than its peer group median expense ratio. In contrast, the Board determined that the net expense ratios for the James Balanced: Golden Rainbow Fund: Retail Class, James Small Cap Fund, and James Micro Cap Fund were generally higher than their respective peer group median expense ratios. The Board concluded that these differences were reasonable in light of the services provided by the Adviser and the contractual and actual management fees paid by the James Balanced: Golden Rainbow Fund and the net adjusted management fees paid by each other Fund.

Performance: The Board reviewed the performance data for each Fund provided by the Adviser, including (to the extent available), one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns as of December 31, 2018. The Board also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance, and respective benchmarks.

The Board noted that, except for the James Micro Cap Fund, each Fund underperformed its respective peer group average for the one- three- five- and ten-year periods, as applicable. The James Micro Cap Fund had outperformed its peer group average during the one- and five- year periods but underperformed its peer group during the three-year period. The Board discussed at length each Fund’s performance within the one- three- five- and ten- year periods, as applicable. The Board noted the Adviser’s statements regarding the cause of the Funds’ underperformance during each period and considered the Adviser’s discussions regarding potential options in accordance with the Funds’ objectives and strategies to improve the performance of the Funds.

Based on the information provided, the Board determined that, with the exception of the James Micro Cap Fund, each Fund underperformed its respective peer groups over many of the periods considered for each Fund, and that the recent performance during the on-year period had a significantly negative impact on the Funds’ otherwise more favorable long-term performance. The Board also considered the Adviser’s statements with respect to the reasons for the recent one-year period performance and the Adviser’s strategies to improve the performance of each Fund.

Comparable Accounts: The Board reviewed comparisons of the fees charged by the Adviser to each Fund against fees charged to certain private account and other registered investment company clients of the Adviser using similar strategies, if any.

Based on the information provided, the Board determined that, bearing in mind the limitations of comparing different types of clients and the different levels of service typically associated with such client accounts, the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by each Fund.

Profitability: The Board reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2018, reflecting revenues net of certain fees and expenses under each New Agreement, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses applied to each Fund. The Board also considered certain industry-related materials regarding the analysis of fund profitability and took note of other long-term industry and cyclical trends regarding profitability generally.

The Board discussed the assumptions and estimates included in the fund profitability analysis and received additional information from the Adviser about these assumptions and estimates. The Board considered the Adviser’s statements regarding the profitability of the Adviser with respect to certain Funds when exclusively third-party shareholders of such Fund are taken into account.

Based on the information provided, the Board determined that the overall profitability of each Fund to the Adviser, before taking into account distribution expenses incurred by the Adviser, was not unreasonable.

Economies of Scale: The Board considered whether economies of scale in the provision of services to the Funds would be shared with, and passed along to, the Fund shareholders under the Management Agreements. The Board noted that each New Agreement included breakpoints in the management fee for each Fund, and that several of the breakpoints for the James Balanced: Golden Rainbow Fund were currently in effect. The Board noted that due to a reduction in Fund assets and the Fund having a breakpoint schedule in its Management Agreement, the Fund has a higher weighted average management fee.

Based on the information provided, the Board determined there were mechanisms in place for each Fund to cause the benefits of economies of scale to be shared with, and passed along to, the Fund shareholders.

Other Benefits to the Adviser: The Board reviewed and considered material other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds. The Board noted that the Adviser does not have any soft dollar arrangements. The Board also noted that the Adviser benefits from its association with the Funds, and that the Adviser benefits from favorable press, name recognition, and other intangible effects generated by the Funds.

Based on the information provided, the Board determined there were no material other benefits accruing to the Adviser in connection with its relationship with the Funds.

The Board indicated that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements. During the review process, the Board noted certain instances where clarification or follow-up was appropriate and others where the Board determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided with respect to the Management Agreements, the Board had received sufficient information to renew and approve the applicable Agreement.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Board unanimously voted to approve the New Agreements, and to recommend to the shareholders of each Fund that they approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the Changes of Control whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after each Change of Control, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Changes of Control to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board believes that the Changes of Control will not result in the imposition of an “unfair burden” on the Funds. At the present time, five (5) of the six (6) Trustees are classified as Independent Trustees and following the Changes of Control, all five (5) of the Independent Trustees will continue to be classified as such.

INFORMATION ABOUT JAMES INVESTMENT RESEARCH, INC.

James Investment Research, Inc. (“JIR”) is currently engaged to manage the investments of the Funds in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by JIR and the Board of Trustees. JIR is located at 1349 Fairground Road, Xenia, Ohio 45385. As of March 31, 2019, JIR had approximately $2.6 billion in assets under management.

Information regarding the principal executive officers and directors of JIR and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at JIR)	Position(s) with the Funds (if any)
Barry James	President, Chief Executive Officer, Chairman of the Board	Chairman of the Board, President
David James	Director of Research	N/A
Ann Shaw-Kremer	Chief Operating Officer	N/A
Lesley Ott	Chief Compliance Officer, Deputy Operating Officer	Chief Compliance Officer
John Finlay	Director	N/A
Martin Clark	Director	N/A

*	The business address for each person listed is 1349 Fairground Road, Xenia, Ohio 45385.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Funds. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Funds’ shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
James Aggressive Allocation Fund
James Balanced: Golden Rainbow Fund
James Micro Cap Fund
James Small Cap Fund

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Funds:

James Aggressive Allocation Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

James Balanced: Golden Rainbow Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

James Micro Cap Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

James Small Cap Fund

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned [ ]% of the outstanding shares of the Funds.

Any person owning more than 25% of the outstanding shares of the Funds may be deemed to control it.

Except as provided in the table below, as of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, JIR or any person controlling, controlled by or under common control with JIR. Except as provided in the table below, as of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since, to which JIR was a party.

[Table to be inserted]

Other Information

During the most recent fiscal year ended June 30, 2018, no commissions were paid by the Funds to a broker affiliated with JIR.

Payment of Solicitation Expenses

JIR will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. The aggregate cost of the proxy solicitation is expected to be approximately $250,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Funds has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact Okapi Partners LLC, our proxy solicitation firm, toll-free at 855-208-8903.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Ohio law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Funds (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, each Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-800-99JAMES (1-800-995-2637), write to ALPS Fund Services, Inc., P.O. Box 786, Denver, Colorado 80201, or visit www.jamesfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions may not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of each Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Quorum; Adjournment

The presence at the Meeting of holders of a majority of the outstanding shares of a Fund entitled to vote at the Meeting (in person or by proxy) constitutes a quorum for that Fund.

If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Proposal, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the Proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

The presence of a quorum alone, however, is not sufficient to approve the Proposal (see “Vote Required” below).

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Funds as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Funds present at the Meeting if more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Funds. The vote for the Proposal will be at the Fund level, meaning that the Shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may call Okapi Partners, our proxy solicitation firm toll free at 855-208-8903. Representatives are available Monday through Friday, [9:00 a.m. Eastern time to 10:00 p.m. Eastern time].

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Forms of New Advisory Agreements
EXHIBIT B:	Data Regarding Current Advisory Agreement and New Advisory Agreements

EXHIBIT A

FORM OF MANAGEMENT AGREEMENT

To be used individually for:

James Aggressive Allocation Fund

James Micro Cap Fund

James Small Cap Fund

TO:	James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Dear Sirs:

The James Advantage Funds (The Trust) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, one of which is the Fund (the “Fund”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of execution of this Agreement.

1.	ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.	ALLOCATION OF CHARGES AND EXPENSES

You will pay all organizational, offering and operating expenses (other than expenses specifically assumed by the Fund) of the Fund, including the compensation and expenses of any employees of the Fund and of any other persons rendering any services to the Fund; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend and dispersing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s current shareholders; the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; and all other operating expenses not specifically assumed by the Fund.

The Fund will pay the brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with respect thereto. The Fund will pay all expenses, if any, which may be incurred pursuant to the Fund’s Rule 12b-1 Distribution Plan (the “12b-1 Expenses”). You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

3.	COMPENSATION OF THE ADVISER

[Current investment advisory fees for the applicable Fund to be added here]

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purpose of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as prices (including the applicable brokerage commission or dealer spread) the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking the best qualified execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the Investment Company Act of 1940, as amended (The “Act”) and other applicable law, you, any of you affiliates or affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasions should arise in which you give any advice to clients of yours concerning the shares of the fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund, pursuant to the Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as otherwise may be required by the Act or the rules thereunder, neither you nor your officers, directors, employees, agents control persons or affiliates of any thereof shall be subject to any liability, for any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of and services rendered under, or payments made pursuant to, this Agreement or any other matter to which the Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee or agent of you, who may be or may become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with you duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employees or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution by you, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Act) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of trustees who are not “interested persons” as defined in the Act, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund to the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amounts you would have received under this Agreement for furnishing services and payments.

This Agreement may, on sixty (60) days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. The Agreement shall automatically terminate in the event of its assignment.

7.	USE OF NAME

The Trust and you acknowledge that all rights to the name “James [         ] Fund” or any variation thereof, belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to use the name “James [          ] Fund” or any variation thereof, shall automatically cease on the ninetieth (90th) day following the termination of the Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the name “James [         ] Fund”, or any variation thereof, in the name of, or in connection with, any other business enterprise with which you are or may become associated. There is no charge to the Trust for the right to use these names.

8.	AMENDMENT OF THIS AGREEMENT

No provision of the Agreement may be changed, waived, discharges or terminated orally, and no amendment of the Agreement shall be effective until approved by the Board, including a majority of the Trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under interpretations of the Act by the Securities and Exchange Commission) by a vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “James Advantage Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the Trust property of the Trust, as provided in the Declaration of the Trust. The execution and delivery of this Agreement have been authorized by the Trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Trust property of the Trust as provided by the Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trusts is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Ohio

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1290 Broadway, Suite 1100, Denver, CO. 80203, and your address for this purpose shall be P.O. Box 8, Alpha, Ohio 45301.

13.	COUNTERPARTS

This Agreement shall be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

James Advantage Funds

By

Dated:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

James Investment Research, Inc.

By

Dated

FORM OF MANAGEMENT AGREEMENT

OF JAMES BALANCED: GOLDEN RAINBOW FUND

TO:	James Investment Research, Inc.

P.O. Box 8

Alpha, Ohio 45301

Dear Sirs:

This Management Agreement (this “Agreement”), dated as of [          ], 2019, is by and between the James Advantage Funds (the “Trust”), on behalf of the Golden Rainbow Fund (the “Fund”) and James Investment Research, Inc. (the “Adviser”) (each a “Party” and collectively, the “Parties”).

In consideration of the mutual covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Adviser and the Trust agree as follows:

The James Advantage Funds (the “Trust”) herewith confirms our agreement with you.

The Trust has been organized to engage in the business of an investment company. The Trust currently offers several series of shares to investors, of which one is the Golden Rainbow Fund (the “Fund.”).

You have been selected to act as the sole investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.	ADVISORY SERVICES

You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies. You will determine the securities to be purchased for the Fund, the portfolio securities to be held or sold by the Fund and the portion of the Fund’s assets to be held uninvested, subject always to the Fund’s investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further to such policies and instructions as the Board of Trustees of the Trust (the “Board”) may from time to time establish. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Fund.

2.	ALLOCATION OF CHARGES AND EXPENSES

You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Fund. You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund’s shares to the extent such expenses are not permitted to be paid by the Fund under any distribution expense plan or any other permissible arrangement which may be adopted in the future; provided however, that neither the cost of prospectuses or periodic reports provided to shareholders, nor expenses incurred in complying with laws regulating the issue or sale of securities shall be deemed expenses incurred in connection with the sale or distribution of the Fund‘s shares. You may obtain reimbursement from the Fund, at such time or times as you may determine in your sole discretion, for any of the expenses advanced by you, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of your compensation pursuant to this Agreement.

The Fund will pay all operating expenses of the Fund, including brokerage fees and commissions; taxes or governmental fees; interest; fees and expenses of the non-interested person trustees; clerical and shareholder service staff salaries; office space and other office expenses; fees and expenses incurred by the Fund in connection with membership in investment company organizations; legal, auditing and accounting expenses; expenses of registering shares under federal and state securities laws; insurance expenses; fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, administrator, accounting and pricing services agent and underwriter of the Fund; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund’s shareholders; expenses of shareholders’ meetings and proxy solicitations; and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s trustees and officers with ·respect thereto.

3.	COMPENSATION OF THE ADVISER

For all of the services to be rendered and payments to be made as provided in this Agreement, as of the last business day of each month, the Fund will pay you a fee: (a) at the annual rate of 0.74% of the average value of its daily net assets for assets up to and including $500 million, (b) at the annual rate of 0.70% of the average value of its daily net assets for assets from $500 million up to and including $1 billion, (c) at the annual rate of 0.65% of the average value of its daily net assets for assets from $1 billion up to and including $2 billion, and (d) at the annual rate of 0.60% of the average value of its daily net assets for assets over $2 billion.

The average value of the daily net assets of the Fund shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund’s net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

4.	EXECUTION OF PURCHASE AND SALE ORDERS

In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the account with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Fund and you understand and acknowledge that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

Subject to the provisions of the Investment Company Act of 1940, as amended, and other applicable law, you, any of your affiliates or any affiliates of your affiliates may retain compensation in connection with effecting the Fund’s portfolio transactions, including transactions effected through others. If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Fund. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others, including other registered investment companies.

5.	LIMITATION OF LIABILITY OF ADVISER

You may rely on information reasonably believed by you to be accurate and reliable. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither you nor your officers, directors, employees, agents, control persons or affiliates of any thereof shall be subject to any liability for, or any damages, expenses or losses incurred by the Trust in connection with, any error of judgment, mistake of law, any act or omission connected with or arising out of any services rendered under, or payments made pursuant to, this Agreement or any other matter to which this Agreement relates, except by reason of willful misfeasance, bad faith or gross negligence on the part of any such persons in the performance of your duties under this Agreement, or by reason of reckless disregard by any of such persons of your obligations and duties under this Agreement.

Any person, even though also a director, officer, employee or agent of you, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with your duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee or agent of you, or one under your control or direction, even though paid by you.

6.	DURATION AND TERMINATION OF THIS AGREEMENT

This Agreement shall take effect on the date of its execution by you, and shall remain in force for a period of two (2) years from the date of its execution, and from year to year thereafter, subject to annual approval by (i) the Board or (ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not “interested persons,” as defined in the Investment Company Act of 1940, of you or the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon request of the Board, you will continue to serve or act in such capacity for the Fund for the period of time pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you for your services to and payments on behalf of the Fund will be equal to the lesser of your actual costs incurred in furnishing such services and payments or the amount you would have received under this Agreement for furnishing such services and payments.

This Agreement may, on sixty days written notice, be terminated with respect to the Fund, at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund, or by you. This Agreement shall automatically terminate in the event of its assignment.

7.	USE OF NAME

The Trust and you acknowledge that all rights to the names “Golden Rainbow,” “James Advantage,” or any variation thereof, belongs to you, and that the Trust is being granted a limited license to use such words in its Fund name or in any class name. In the event you cease to be the adviser to the Fund, the Trust’s right to the use of the names “Golden Rainbow,” “James Advantage,” or any variation thereof, shall automatically cease on the ninetieth day following the termination of this Agreement. The right to the name may also be withdrawn by you during the term of this Agreement upon ninety (90) days’ written notice by you to the Trust. Nothing contained herein shall impair or diminish in any respect, your right to use the names “Golden Rainbow,” “James Advantage,” or any variation thereof, in the name of, or in connection with, any other business enterprises with which you are or may become associated. There is no charge to the Trust for the right to use these names.

8.	AMENDMENT OF THIS AGREEMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this Agreement shall be effective until approved by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required under current interpretations of the Act by the Securities and Exchange Commission) by vote of the holders of a majority of the outstanding voting securities of the series to which the amendment relates.

9.	LIMITATION OF LIABILITY TO TRUST PROPERTY

The term “The James Advantage Funds” means and refers to the Trustees from time to time serving under the Trust’s Declaration of Trust as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees and shareholders of the Trust and signed by officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the State of Ohio.

10.	SEVERABILITY

In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

11.	QUESTIONS OF INTERPRETATION

This Agreement shall be governed by the laws of the State of Ohio.

12.	NOTICES

Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust is 1290 Broadway, Suite 1100, Denver, CO 80203, and your address for this purpose shall be P.O. Box 8, Alpha, Ohio 45301.

13.	COUNTERPARTS

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

14.	BINDING EFFECT

Each of the undersigned expressly warrants and represents that he has the full power and authority to sign this Agreement on behalf of the party indicated, and that his signature will operate to bind the party indicated to the foregoing terms.

15.	CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

Yours very truly,

The James Advantage Funds

By:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

James Investment Research, Inc.

By:

EXHIBIT B

DATA REGARDING CURRENT AND NEW ADVISORY AGREEMENTS

A.	Dates of Current Agreement

Current Agreement	Last approved by Board on	Last approved by Shareholders on
James Aggressive Allocation Fund	February 20, 2019	July 1, 2015
James Balanced: Golden Rainbow Fund	February 20, 2019	May 4, 1998
James Micro Cap Fund	February 20, 2019	July 1, 2010
James Small Cap Fund	February 20, 2019	October 1, 1998

B.	Advisory Fee Rates Under Current and New Advisory Agreement for the Funds.

Fund	Fee Rates (annualized rate)
James Aggressive Allocation Fund	(a) at the annual rate of 0.98% of the average value of its net daily assets for assets up to and including $500 million, (b) at an annual rate of 0.95% of the average value of its daily net assets over $500 million up to and including $1 billion, (c) at an annual rate of 0.90% of the average daily net assets over $1 billion up to and including $2 billion, and (d) at an annual rate of 0.85% of the average value of its daily net assets over $2 billion.
James Balanced: Golden Rainbow Fund	(a) at the annual rate of 0.74% of the average value of its daily net assets for assets up to and including $500 million, (b) at the annual rate of 0.70% of the average value of its daily net assets for assets over $500 million up to and including $1 billion, (c) at the annual rate of 0.65% of the average value of its daily net assets for assets over $1 billion up to and including $2 billion, and (d) at the annual rate of 0.60% of the average value of its daily net assets for assets over $2 billion.
James Micro Cap Fund	(a) (i) at the annual rate of 1.50% of the average value of its daily net assets for assets up to and including $500 million, and (ii) at the annual rate of 1.45% of the average value of its daily net assets for assets over $500 million; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund.
James Small Cap Fund	(a) (i) at the annual rate of 1.25% of the average value of its daily net assets for assets up to and including $500 million, (ii) at the annual rate of 1.20% of the average value of its daily net assets for assets over $500 million up to and including $1 billion, (iii) at the annual rate of 1.15% of the average value of its daily net assets for assets over $1 billion up to and including $2 billion, and (iv) at the annual rate of 1.10% of the average value of its daily net assets for assets over $2 billion; minus (b) the fees and expenses of the non-interested person trustees incurred by the Fund.

B-1

The management fee payable to JIR under each New Advisory Agreements will be the same as under each respective Current Advisory Agreement.

C.	Payments to JIR During the Fiscal Year Ended June 30, 2018.

Aggregate Advisory Fees Paid by the Fund to JIR for Fiscal Year Ended June 30, 2018	Aggregate Other Payments by the Fund to JIR for Fiscal Year Ended June 30, 2018	Aggregate Other Payments by the Fund to Affiliates of JIR or Affiliates of Such Affiliates for Fiscal Year Ended June 30, 2018
$20,399,985	$791,627	$6,299,488

B-2

PROXY PROXY

JAMES ADVANTAGE FUNDS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD [June 27], 2019
1349 FAIRGROUND ROAD, XENIA, OHIO 45385

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of James Advantage Funds (the "Trust") hereby appoints [ ],or any one of them, true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on [June 27], 2019 at 11:00 a.m., Eastern Time, in the offices of James Investment Research, Inc ("JIR"), the adviser to James Advantage Funds, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL SET FORTH ON THE REVERSE.

CONTROL #:

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

PLEASE VOTE VIA THE INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

CONTINUED ON THE REVERSE SIDE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

4569771.3